POWER OF ATTORNEY

         I, the undersigned Trustee or Officer of the Baupost Fund, hereby severally constitute and appoint Seth A. Klarman, Paul C. Gannon and Howard H. Stevenson, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity or capacities indicated below, the Registration Statement on Form N-1A of The Baupost Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         This power of attorney may be signed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute the same instrument.

Signatures                                           Title                      Date
----------                                           -----                      ----
 /s/ Seth A. Klarman                                 President                 June 13, 1994
------------------------------------                 (Principal
Seth A. Klarman                                      Executive
                                                     Officer)
                                                     and Trustee


  /s/ William J. Poorvu                              Trustee and               June 13, 1994
------------------------------------                 Treasurer
William J. Poorvu                                    (Principal
                                                     Financing and
                                                     Accounting
                                                     Officer)


  /s/ Howard H. Stevenson                            Chairman                  June 13, 1994
------------------------------------                 and Trustee
Howard H. Stevenson

  /s/ Samuel Plimpton                                Trustee                   June 13, 1994
------------------------------------
Samuel Plimpton



  /s/ David Auerbach                                 Trustee                   June 13, 1994
------------------------------------
David Auerbach

 /s/ Robert Ackerman                                 Trustee                   June 13, 1994
------------------------------------
Robert Ackerman

 /s/ Jay Light                                       Trustee                   June 13, 1994
------------------------------------
Jay Light

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